Exhibit 23.1

                       Consent of Independent Accountants

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-75367) of Catapult Communications Corporation of our report dated November 7, 2000 relating to the financial statements which appear in this Form 10-K.


/S/ PRICEWATERHOUSECOOPERS LLP

San Jose, California December 21, 2000